EXHIBIT 10.1
STOCK PURCHASE AGREEMENT

W   I   T   N   E   S   S   E   T   H

WHEREAS, the Purchaser desires to subscribe for and purchase _____________________ shares of Common Stock, par value $0.001, of the Company (the "Shares"), for an aggregate purchase price of $______ (the "Purchase Price");

WHEREAS, the Company is willing to sell the Shares to the Purchaser on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements and considerations set forth herein, the parties hereby agree as follows.

1. Subscription for and Purchase of Stock

Subject to the terms and conditions stated herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company agrees to sell to the Purchaser, the Shares in consideration of the payment by the Purchaser of the Purchase Price.

2. Representations of the Purchaser; Restrictions on Transfer

2.1 General Restriction on Transfer. Except for transfers otherwise permitted by this Agreement or applicable law, the Purchaser agrees that it will not transfer any of the Shares.

2.2 Not for Resale. The Purchaser represents that it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Shares unless such Transfer complies with the provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Securities Act"), or (ii) counsel for the Purchaser shall have furnished the Company with an opinion, acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

2.3 Certain Permitted Transfers. Notwithstanding the general prohibition on Transfers contained herein, the Company acknowledges and agrees that any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, provided, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

2.4 Rule 144 Sales. The Purchaser may sell at any time any of the Shares in a Rule 144 Transaction (as hereinafter defined); provided, that, each such sale shall be made in compliance with this Section 2.4. If any of the Shares are disposed of according to Rule 144 ("Rule 144 Transaction") under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to filed with the Securities and Exchange Commission.

2.5 Legend. Each certificate representing the Shares shall bear the standard restrictive legend.

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

2.6 Qualified Investor The Purchaser hereby represents and warrants to the Company as follows:

(a) The Purchaser is an “accredited investor” as defined by Rule 501 under the Securities Act, and the Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company and has the capacity to protect the Purchaser’s own interests. The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein;

(b) None of the Shares have been registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Act, by virtue of Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

(c) The Purchaser has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed investment decision with respect thereto, and it or its advisors have received such information requested by them concerning the Company in order to evaluate the merits or risks of making this investment. Further, it is acknowledged that the Purchaser or its attorney, accountant or advisor have had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the Company.

(d) The purchase of the Shares involves risks which it has evaluated, and is able to bear the economic risk of such purchase including the total loss of its investment. It has been advised of the current financial condition of the Company and of the possible adverse effects of such financial condition on the Company's general business.

2.7 (i) Notwithstanding anything above in this Section 2 Purchaser shall not Transfer the Shares (otherwise than to a Permitted Transferee, as defined below, or by will or by the laws of descent) without the written consent of the Company (“Consent”), not to be unreasonably withheld. The Purchaser agrees that the stock certificates representing his holdings in the Company as a result of this Agreement shall contain a restrictive legend prohibiting such transfers and making reference to this Agreement. Provided however, that Consent to Transfer is not required for an aggregate Transfer of 10% of the number of Shares being purchased under this Agreement by Purchaser.

In this Agreement, “Permitted Transferee” shall mean: spouse or children or children’s spouse or grandchildren or an entity which controls or is controlled by, directly or indirectly by the Purchaser. For this purpose - "Control" shall mean holding at least 50% of the share capital and voting control of the relevant entity and provided the Permitted Transferee agrees in writing to be bound by the terms herein.

(ii) In the event that the Company provides its Consent to a person who is listed on Appendix A to this Agreement for Transfer of the shares (being purchased as of the date of this Agreement) listed beside such persons’ name, or any part of them, then the Purchaser shall thereafter be entitled any time and from time to time to Transfer in the aggregate Y (as defined below) percentage of the Shares, without Consent

For the purposes hereof:

‘Y’ is equal to the quotient of the number of shares permitted to be Transferred in the total Consents given in any calendar month divided by the total number of shares of Schedule A Stock (defined below) .

“Schedule A Stock” is equal to 4,387,497 being the total number of shares set forth on Schedule A.

3. Company's Representations and Warranties

3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not be reasonably expected to (i) prevent or materially delay the consummation of the sell of the Shares or (ii) have a material adverse effect on the Company. The Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing could not reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the sell of the Shares. The Company has made available to the Purchaser complete and correct copies of its certificate of incorporation and bylaws.

3.2 The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement, and all corporate action required to be taken by the Company for the due and proper authorization, issuance and delivery of the Shares will, upon delivery thereof, have been validly and sufficiently taken. The Shares, when sold and paid for as contemplated in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and, except as otherwise provided by applicable law, free of all liens, claims and encumbrances.

3.3 (i) The Company has full corporate right, power and authority to enter into this Agreement and to issue the Shares, and this Agreement and the Shares have been or will be duly authorized, executed and delivered by the Company and constitutes or will constitute the valid and binding agreement of the Company.

(ii) The Board of Directors of the Company duly and unanimously adopted resolutions approving this Agreement.

3.4 The Company currently has issued and outstanding 2,112,500 shares of Common Stock. The Company intends to sale for a penny per share an additional 7,887,500 shares (including the Shares) of Common Stock during May 2006.

3.5 No Subsidiaries. The Company does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.

3.6 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934 (the “Exchange Act”), Section ____ of the Nevada revised Statutes Chapter 78, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the certificate or articles of incorporation or bylaws of the Company, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not be reasonably expected to prevent or materially delay the consummation of the sell of the Shares), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which the Purchaser is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults that could not be reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the sell of the Shares.

3.7 SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to the Vendors and Company true and complete copies of, all forms, reports, schedules, statements and other documents (other than preliminary materials) required to be filed by it under the Exchange Act from and after January 26, 2004 (such forms, reports, schedules, statements and other documents, including any financial statements or schedules included therein, are referred to as the “Company SEC Documents”). The Company SEC Documents, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder (and to the extent applicable, the PCAOB). The financial statements of the Company included in the Company SEC Documents (the “Company Financial Statements”), heretofore delivered to the Company, as of the dates thereof comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC and the PCAOB with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X promulgated by the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, none of which will be material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

3.8 Absence of Certain Changes or Events. The Company, has conducted its businesses only in the ordinary course consistent with past practice, and there has not been any material adverse change with respect to the Company. Since the date of the last Company Financial Statements, there has not been (i) any declaration, setting aside or payment of any dividend or other distribution with respect to the Company’s capital stock or any redemption, purchase or other acquisition of any of its capital stock, (ii) any split, combination or reclassification of any of the Company’s capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any material change in accounting methods, principles or practices by the Company (except insofar as may be required by a change in GAAP), (iv) (w) any granting by the Company, to any executive officer of the Company of any increase in compensation, except in the ordinary course of business (including in connection with promotions) consistent with past practice or as was required under employment agreements in effect as of the date of the last Company Financial Statements, (x) any granting by the Company to any such officer of any increase in severance or termination pay, except as part of a standard employment package to any person promoted or hired, or as was required under employment, severance or termination agreements in effect as of the date of the last Company Financial Statements, (y) except employment arrangements in the ordinary course of business consistent with past practice with employees other than any executive officer of the Company, any entry by the Company into any employment, severance or termination agreement with any such employee or executive officer, or (z) any increase in or establishment of any bonus, insurance, deferred compensation, pension, retirement, profit-sharing, stock option (including the granting of stock options, stock appreciation rights, performance awards or restricted stock awards or the amendment of any existing stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, (v) any damage, destruction or loss, whether or not covered by insurance, that has or reasonably could be expected to have a material adverse effect on the Company, (vi) any amendments or changes in the certificate or articles of incorporation or bylaws of the Company, (vii) any material revaluation by the Company of any of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business, (viii) any increase in debt over $100,000.

3.9 No Undisclosed Liabilities.  To the knowledge of the Company, except as and to the extent set forth in the Company SEC Documents, as of the date of the last Company Financial Statements, the Company has had no any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of the Company (including the notes thereto). To the knowledge of the Company, since the date of the last Company Financial Statements, except as and to the extent set forth in the Company SEC Documents and except for liabilities or obligations incurred in the ordinary course of business consistent with past practice, the Company have not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably expected to have a material adverse effect on the Company, or would be required by GAAP to be reflected on a consolidated balance sheet of the Company, (including the notes thereto).

3.10 Benefit Plans. The Company has no benefit plans or other plan, arrangement or policy (written or oral) relating to stock options, stock purchases, compensation, deferred compensation, bonuses, severance, fringe benefits or other employee benefits, maintained or contributed to, or required to be maintained or contributed to, by the Company for the benefit of any present or former employee, officer or director.

3.11 Other Compensation Arrangements. Except as provided in this Agreement, as of the date of this Agreement, the Company is not a party to any oral or written (i) consulting agreement that is not terminable on not more than 30 calendar days notice, or union or collective bargaining agreement, (ii) agreement with any executive officer or other key employee of the Company (iii) agreement with a third party in which a Company officer or other employee is a shareholder, partner, consultant or employee or (iv) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan.

3.12 Litigation. Except as disclosed in the Company SEC Documents, there is no suit, claim, action, proceeding or investigation pending before any Governmental Entity or, to the best knowledge of the Company, threatened against the Company that could reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Purchase. Except as disclosed in the Company SEC Documents, the Company is not subject to any outstanding order, writ, injunction or decree that could reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Purchase.

3.13 Permits; Compliance with Law. The Company hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “Company Permits”), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that could not reasonably be expected to have a material adverse effect on the Company. The Company is in compliance with the terms of the Company Permits, except where the failure so to comply could not reasonably be expected to have a material adverse effect on the Company. Except as disclosed in the Company SEC Documents, to the knowledge of the Company, the businesses of the Company, is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations that could not reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Purchase. As of the date of this Agreement, no investigation, inquiry or review by any Governmental Entity with respect to the Company is pending or, to the best knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review, other than, in each case, those the outcome of which could not be reasonably expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Purchase.

3.14 Tax Matters.

(a) The Company has filed all tax returns and reports required to be filed by it, the failure of which filing would be reasonably expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Purchase. All such returns are complete and correct in all material respects (except to the extent a reserve has been established on its most recent financial statements contained in the Company SEC Documents). The Company has paid all taxes required to be paid by it (without regard to whether a tax return is required or to the amount shown on any tax return), except taxes for which an adequate reserve has been established on its most recent financial statements. The most recent financial statements reflect an adequate reserve for all taxes payable by the Company for all taxable periods and portions thereof through the date of such financial statements. The unpaid taxes do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its tax returns.

(b) No material tax return of the Company is under audit or examination by any taxing authority, and no written or unwritten notice of such an audit or examination has been received by the Company. Each material deficiency resulting from any audit or examination relating to taxes by any taxing authority has been paid, except for deficiencies being contested in good faith. No material issues relating to taxes were raised in writing by the relevant taxing authority during any presently pending audit or examination, and no material issues relating to taxes were raised in writing by the relevant taxing authority in any completed audit or examination that can reasonably be expected to recur in a later taxable period. The tax returns of the Company have not been examined by and/or settled with any Governmental Entity. No claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction.

(c) With regard to the Company, there is no agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes and no power of attorney with respect to any taxes has been executed or filed with any taxing authority.

(d) No liens for taxes exist with respect to any assets or properties of the Company, except for liens for taxes not yet due.

(e) The Company is not liable for taxes of any other person or is a party to or is bound by any tax sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to taxes (including any advance pricing agreement, closing agreement or other agreement relating to taxes with any taxing authority).

(f) The Company is not a party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for tax purposes.

(g) The Company has not entered into any sale leaseback or any leveraged lease transaction that fails to satisfy the requirements of Revenue Procedure 75-21 (or similar provisions of foreign law).

(h) All material elections with respect to taxes affecting the Company are disclosed or attached to the Company’s tax returns.

(i) There are no private letter rulings in respect of any tax pending between the Company and any taxing authority.

3.15 Intellectual Property. The Company has no intellectual property.

3.16 Labor Matters. The Company has no liabilities and we unaware of controversies with employees, which controversies could be reasonably expected to have a material adverse effect on the Company.

3.17 Title to Property. The Company has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a material adverse effect; and, to the knowledge of the Company, all leases pursuant to which the Company leases from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of the Company, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default), except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a material adverse effect.

3.18 Absence of Certain Payments. Neither the Company nor any of its affiliates, officers, directors, employees or agent or other people acting on behalf of any of them have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977, or any other similar law, regulation, decree, directive or order of any other country and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. Neither the Company nor any of its affiliates, directors, officers, employees or agents of other persons acting on behalf of any of them, has accepted or received any unlawful contributions, payments, gifts or expenditures.

3.19 Real Property. The Company does not own any real property nor is it a party to a lease that is (i) terminable on more than 30 days’ notice or (ii) could be reasonably expected to have a material adverse effect on the Company.

4. Pre-emption Right. For so long as the Purchaser owns at least 100,000 Shares the Purchaser has the right to purchase its proportionate share of any new shares of Common Stock issued by the Company from treasury except for the issuance of shares (i) to employees or other service providers (in transactions with primarily non-financing purposes), (ii) to an investor that the board of directors determines to be a “strategic investor”, (iii) from the exercise of options or warrants or convertible securities or (iv) from conversion of debt. The procedure for, and the terms or conditions of, the exercise of this right are set out in Schedule B.

5. Miscellaneous

5.1  Notices. All notices and other communications provided herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by certified mail, postage prepaid, to a party's designated address set froth above, if sent by facsimile, to its facsimile number at such address.

5.2  Counterparts; Entire Agreement. This Agreement may be executed in counterparts. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

5.3 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

5.4 Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto which specifically states that it is amending this Agreement.

5.5 Applicable Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with, the laws of the State of New York.

5.6 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, expand or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

The Medical Exchange Inc.

By:______________________

Purchaser

_________________________